Note 3 - Summary of Significant Accounting Policies: (i) Long-lived Assets (Policies)	9 Months Ended
Sep. 30, 2015
Policies
(i) Long-lived Assets

 (i)  Long-lived Assets

The Company reviews long-lived assets held and used, intangible assets with finite useful lives and assets held for sale for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  If an evaluation of recoverability is required, the estimated undiscounted future cash flows associated with the asset is compared to the asset’s carrying amount to determine if a write-down is required.  If the undiscounted cash flows are less than the carrying amount, an impairment loss is recorded to the extent that the carrying amount exceeds the fair value.